Eagle Energy Infrastructure Fund

Class	A	Shares	EGLAX
Class	C	Shares	EGLCX
Class	I	Shares	EGLIX
Class	N	Shares	EGLNX

(a series of Northern Lights Fund Trust)

Supplement dated August 13, 2026 to the Prospectus and the Statement of Additional Information (“SAI”) for the Eagle Energy Infrastructure Fund, dated August 28, 2025

Effective August 28, 2026, please be advised that the Class N shares for the Fund will be redesignated as Class I shares. All existing Class N shareholders will be redesignated as Class I shareholders.

You should read this Supplement in conjunction with the Prospectus and SAI for the Fund dated August 28, 2025. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-868-95015. Please retain this Supplement for future reference.

Please retain this Supplement for future reference.